UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08606

Deutsche DWS Asset Allocation Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2022
Annual Report
to Shareholders
DWS Equity Sector Strategy Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
32	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
56	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Equity Sector Strategy Fund

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. While our portfolio managers do believe markets will stabilize in the near term, the longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Equity Sector Strategy Fund	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.
Management Process
Portfolio management evaluates each sector and industry for its total return potential versus that of the benchmark. When making upwards or downwards adjustments to benchmark sector and industry positions, portfolio management utilizes a macro-minded (focused on broad market and industry factors) and intrinsic valuation oriented (using a disciplined process to evaluate deviations from estimates of intrinsic value) framework. This framework includes a fundamental assessment of the earnings outlook and observed valuation of each industry and sector. Assessments utilize the macro views of the DWS Chief Investment Officer (CIO) Americas strategy team and key global DWS CIO View forecasts. Based on this fundamental assessment of the earnings outlook and observed valuation of each industry and sector, portfolio management identifies sector and industry preferences.
DWS Equity Sector Strategy Fund returned –12.92% in the 12-month period that ended on August 31, 2022, underperforming the –11.23% return of its benchmark, the S&P 500 Index.
U.S. equities experienced broad-based weakness during the past 12 months, reflecting a wide range of adverse developments. A sharp increase in inflation led the U.S. Federal Reserve (Fed) to tighten policy by winding down its stimulative quantitative easing program and beginning to raise interest rates. The Fed hiked rates by 25 basis points (one-quarter of one percentage point) at its March 2022 meeting, followed by increases of 50 basis points in May and another 75 basis points in both June and July. As of August 31, investors were anticipating several more increases before year-end. A wide range of external factors also depressed sentiment, including Russia’s invasion of Ukraine, tensions between China and Taiwan, ongoing supply-chain disruptions, and the emergence of an energy crisis in Europe.

4	|	DWS Equity Sector Strategy Fund

Energy was the top performer at the sector level, as the rising prices of oil and natural gas boosted earnings estimates for the related companies. The defensive utilities and consumer staples sectors also bucked the broader trend to register gains, reflecting investors’ preference for companies with lower vulnerability to economic headwinds. The healthcare, real estate, industrials, and materials sectors—while posting losses in absolute terms—finished ahead of the index.
"We believe we can add value by emphasizing on sectors and industries with the most attractive combination of earnings growth and valuations and avoiding those with higher risk.”
On the other hand, the more economically sensitive financials sector underperformed. The growth-oriented consumer discretionary, information technology, and communications sectors lagged, as well. Rising interest rates reduce the value of companies’ future earnings when measured in today’s dollars, which pressured valuations across the growth category. While the weakness was most pronounced for companies whose expected cash flows are weighted further in the future, even higher-quality, mega-cap growth stocks experienced sizable losses.
Fund Performance
Two aspects of the Fund’s positioning accounted for the majority of its underperformance over the past year.
First, an underweight in the automobile industry weighed on results in the first half of the period. The category’s return is largely driven by Tesla, Inc., since the stock is about 85% of the automobiles industry market capitalization of the S&P 500 Index. We believe the company faces both near-term supply-chain risks and longer-term challenges to meet its demanding valuation, yet its shares performed very well in late 2021.
Second, an underweight in energy hurt performance by preventing the Fund from fully capitalizing on the rally that followed Russia’s invasion of Ukraine. This positioning was based on the supply-and-demand picture and the potential impact of a stronger U.S. dollar. However, we used the June 2022 sell-off in energy stocks to move the Fund from underweight to neutral in the sector. We are tilted toward oil services companies over the

DWS Equity Sector Strategy Fund	|	5

exploration and production industry, as we believe the former stands to benefit from increased investment spending by the major integrated producers.
The Fund’s overweight in healthcare was the largest positive contributor. We believed the sector offered growth at reasonable price, with steady revenues that have low sensitivity to prevailing economic trends. These traits came into favor with investors in the challenging environment of the past year, fueling outperformance for the sector’s large-cap companies.
An overweight in utilities, which also benefited from its defensive characteristics, was a further plus. We liked the sector for its domestic, U.S. dollar-based earnings, a positive at a time in which dollar strength was a headwind for companies that generate a large percentage of their sales overseas. Utilities also offer a measure of inflation protection that we believed would help offset the effect of rising interest rates. Not least, we viewed the sector as a likely beneficiary of rising demand from the shift toward electric vehicles.
Our decision to maintain a high cash position was an additional contributor. We adopted a defensive posture in response to the wide range of issues facing the world economy, leading us to increase the position gradually and ultimately finish August 2022 with a cash weighting above 9% of assets. Given the sizable downturn in equities, the high allocation to cash was a key positive. We don’t expect this to be a core aspect of our strategy over the long term, but we viewed it as appropriate given the unusual number of headwinds that developed throughout the past year.
Outlook and Positioning
We retained a cautious stance at the close of the period. We anticipated that high inflation and slowing growth could pressure corporate profits, and we saw ongoing challenges from geopolitical risks, the upcoming U.S. elections, and the strong U.S. dollar. We believe these factors indicated that it was prudent to maintain a defensive approach.
We sought to achieve this defensive posture not just through the overweights in healthcare and utilities, but also an underweight in materials. Specifically, we maintained underweights in the more cyclical parts of the materials sector that were most vulnerable to slowing global growth, such as the chemicals and mining industries. This thinking also

6	|	DWS Equity Sector Strategy Fund

formed the basis for underweights in semiconductor stocks within technology, and machinery companies in industrials. In addition, the Fund was underweight in consumer staples based on the sector’s elevated vulnerability to overseas economic trends and U.S. dollar strength.
On the other hand, the Fund was overweight in financials. This positioning was largely achieved through an above-market weighting in banks, which we viewed as a potential beneficiary of rising rates. The portfolio was also overweight in communication services, with a preference for traditional telecommunications providers and the interactive media and services industry, which includes companies such as Alphabet, Inc. (parent of Google), Meta Platforms, Inc. (formerly Facebook), and Netflix, Inc.
Overall, we think the various cross-cutting factors affecting the stock market argues for a selective approach. We believe we can add value by emphasizing on sectors and industries with the most attractive combination of earnings growth and valuations and avoiding those with higher risk.
Portfolio Management Team
David Bianco, CFA, Chief Investment Officer Americas
Portfolio Manager of the Fund. Began managing the Fund in 2021.
—Rejoined DWS in 2012 with 15 years of industry experience; previously worked as Chief US Equity Strategist at Deutsche Bank and, before rejoining, at BofA Merrill Lynch and at UBS, as the Valuation & Accounting Strategist at UBS, a Quantitative Strategist at Deutsche Bank and an industry equity analyst at Deutsche Bank, Credit Suisse and at NatWest Markets.
—Chief Investment Strategist and Head of US Active Equity Management: New York.
—BS in Economics, University of Pennsylvania.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2021.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—Americas Multi-Asset Head: New York.
—BSE, Princeton University.

DWS Equity Sector Strategy Fund	|	7

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The S&P 500®Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

8	|	DWS Equity Sector Strategy Fund

Performance SummaryAugust 31, 2022 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–12.92%	4.54%	5.09%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–17.92%	3.31%	4.47%
S&P 500® Index†	–11.23%	11.82%	13.08%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–13.60%	3.74%	4.30%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–13.60%	3.74%	4.30%
S&P 500® Index†	–11.23%	11.82%	13.08%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
No Sales Charges	–12.73%	4.80%	5.36%
S&P 500® Index†	–11.23%	11.82%	13.08%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2021 are 0.99%, 1.83% and 0.76% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
On each of August 9, 2021, July 29, 2019 and October 19, 2015, the Fund’s investment strategy changed. In addition, prior to July 8, 2013, the Fund had a sub-advisor and a different portfolio management team that operated with a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect during the prior periods.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Equity Sector Strategy Fund	|	9

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
†
S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class A	Class C	Class S
Net Asset Value
8/31/22	$12.93	$12.68	$12.98
8/31/21	$19.81	$19.65	$19.83
Distribution Information as of 8/31/22
Capital Gain Distributions	$5.08	$5.08	$5.08

10	|	DWS Equity Sector Strategy Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	8/31/22	8/31/21
Common Stocks	87%	97%
Cash Equivalents	10%	3%
Exchange-Traded Funds	3%	—
	100%	100%

Sector Diversification (As a % of Common Stocks)	8/31/22	8/31/21
Information Technology	27%	29%
Health Care	19%	18%
Financials	12%	14%
Communication Services	11%	11%
Consumer Discretionary	9%	12%
Industrials	7%	5%
Consumer Staples	5%	5%
Utilities	4%	3%
Real Estate	4%	3%
Energy	2%	—
	100%	100%

DWS Equity Sector Strategy Fund	|	11

Ten Largest Equity Holdings at August 31, 2022 (25.2% of Net Assets)
1Apple, Inc.	6.0%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2Microsoft Corp.	5.1%
Develops, manufactures, licenses, sells and supports software products
3Alphabet, Inc.	3.7%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4Amazon.com, Inc.	2.3%
Online retailer offering a wide range of products
5Johnson & Johnson	1.6%
Provider of health care products
6Berkshire Hathaway, Inc.	1.5%
Holding company of insurance business and a variety of other businesses
7JPMorgan Chase & Co.	1.4%
Provider of global financial services
8UnitedHealth Group, Inc.	1.2%
Operator of organized health systems
9AbbVie, Inc.	1.2%
Developer of pharmaceutical products
10Meta Platforms, Inc.	1.2%
Operator of social networking Web site
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

12	|	DWS Equity Sector Strategy Fund

Investment Portfolioas of August 31, 2022

	Shares	Value ($)
Common Stocks 87.4%
Communication Services 9.8%
Diversified Telecommunication Services 1.2%
AT&T, Inc.	19,872	348,555
Lumen Technologies, Inc.	2,631	26,205
Verizon Communications, Inc.	11,853	495,574
		870,334
Entertainment 2.3%
Activision Blizzard, Inc.	2,871	225,345
Electronic Arts, Inc.	1,051	133,340
Live Nation Entertainment, Inc.*	494	44,638
Netflix, Inc.*	1,566	350,095
Take-Two Interactive Software, Inc.*	554	67,898
Walt Disney Co.*	6,553	734,460
Warner Bros Discovery, Inc.*	7,762	102,769
		1,658,545
Interactive Media & Services 5.0%
Alphabet, Inc. “A” *	12,845	1,390,086
Alphabet, Inc. “C” *	11,841	1,292,445
Match Group, Inc.*	587	33,183
Meta Platforms, Inc. “A” *	5,096	830,291
Twitter, Inc.*	1,626	63,008
		3,609,013
Media 1.0%
Charter Communications, Inc. “A” *	334	137,818
Comcast Corp. “A”	13,130	475,175
Fox Corp. “A”	905	30,933
Interpublic Group of Companies, Inc.	1,147	31,703
Omnicom Group, Inc.	602	40,274
Paramount Global “B”	1,717	40,160
		756,063
Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc.*	1,275	183,549
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	13

	Shares	Value ($)
Consumer Discretionary 7.9%
Auto Components 0.5%
Aptiv PLC*	2,768	258,614
BorgWarner, Inc.	2,559	96,474
		355,088
Hotels, Restaurants & Leisure 2.7%
Booking Holdings, Inc.*	135	253,234
Caesars Entertainment, Inc.*	662	28,546
Carnival Corp.*	2,460	23,272
Chipotle Mexican Grill, Inc.*	90	143,712
Darden Restaurants, Inc.	409	50,597
Domino’s Pizza, Inc.	121	44,995
Expedia Group, Inc.*	489	50,196
Hilton Worldwide Holdings, Inc.	908	115,643
Las Vegas Sands Corp.*	1,099	41,355
Marriott International, Inc. “A”	909	139,750
McDonald’s Corp.	2,469	622,879
MGM Resorts International	1,094	35,708
Royal Caribbean Cruises Ltd.*	672	27,451
Starbucks Corp.	3,670	308,537
Yum! Brands, Inc.	910	101,229
		1,987,104
Household Durables 0.3%
D.R. Horton, Inc.	817	58,130
Garmin Ltd.	340	30,087
Lennar Corp. “A”	651	50,420
NVR, Inc.*	7	28,980
PulteGroup, Inc.	631	25,656
		193,273
Internet & Direct Marketing Retail 2.3%
Amazon.com, Inc.*	12,907	1,636,220
eBay, Inc.	835	36,849
		1,673,069
Specialty Retail 1.4%
AutoZone, Inc.*	31	65,695
Home Depot, Inc.	1,637	472,144
Lowe’s Companies, Inc.	951	184,627
O’Reilly Automotive, Inc.*	102	71,106
Ross Stores, Inc.	535	46,154
The accompanying notes are an integral part of the financial statements.

14	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
TJX Companies, Inc.	1,528	95,271
Tractor Supply Co.	165	30,550
Ulta Beauty, Inc.*	79	33,170
		998,717
Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc. “B”	4,122	438,787
Tapestry, Inc.	777	26,985
VF Corp.	1,026	42,528
		508,300
Consumer Staples 4.0%
Beverages 1.3%
Coca-Cola Co.	6,354	392,105
Constellation Brands, Inc. “A”	253	62,251
Keurig Dr Pepper, Inc.	1,209	46,087
Monster Beverage Corp.*	607	53,920
PepsiCo, Inc.	2,264	390,019
		944,382
Food & Staples Retailing 1.2%
Costco Wholesale Corp.	782	408,282
Kroger Co.	1,186	56,857
Sysco Corp.	832	68,407
Walgreens Boots Alliance, Inc.	1,223	42,879
Walmart, Inc.	2,404	318,650
		895,075
Household Products 0.9%
Church & Dwight Co., Inc.	312	26,117
Clorox Co.	155	22,373
Colgate-Palmolive Co.	1,101	86,109
Kimberly-Clark Corp.	432	55,089
Procter & Gamble Co.	3,102	427,890
		617,578
Personal Products 0.2%
Estee Lauder Companies, Inc. “A”	475	120,830
Tobacco 0.4%
Altria Group, Inc.	2,488	112,259
Philip Morris International, Inc.	2,148	205,112
		317,371
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	15

	Shares	Value ($)
Energy 1.4%
Energy Equipment & Services
Baker Hughes Co.	9,165	231,508
Halliburton Co.	8,898	268,097
Schlumberger NV	14,262	544,095
		1,043,700
Financials 10.8%
Banks 5.2%
Bank of America Corp.	22,680	762,275
Citigroup, Inc.	6,077	296,618
Citizens Financial Group, Inc.	1,533	56,230
Comerica, Inc.	412	33,084
Fifth Third Bancorp.	2,138	73,013
First Republic Bank	550	83,506
Huntington Bancshares, Inc.	4,476	59,978
JPMorgan Chase & Co.	9,175	1,043,473
KeyCorp.	2,898	51,266
M&T Bank Corp.	565	102,706
PNC Financial Services Group, Inc.	1,264	199,712
Regions Financial Corp.	2,903	62,908
Signature Bank	186	32,431
SVB Financial Group*	181	73,580
Truist Financial Corp.	3,912	183,238
U.S. Bancorp.	4,025	183,580
Wells Fargo & Co.	10,940	478,187
Zions Bancorp NA	459	25,259
		3,801,044
Capital Markets 1.3%
Bank of New York Mellon Corp.	927	38,498
BlackRock, Inc.	145	96,627
Charles Schwab Corp.	1,733	122,956
CME Group, Inc.	425	83,134
Intercontinental Exchange, Inc.	639	64,443
Moody’s Corp.	197	56,051
Morgan Stanley	1,589	135,415
MSCI, Inc.	98	44,026
S&P Global, Inc.	352	123,967
The accompanying notes are an integral part of the financial statements.

16	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
T. Rowe Price Group, Inc.	260	31,200
The Goldman Sachs Group, Inc.	384	127,745
		924,062
Diversified Financial Services 1.5%
Berkshire Hathaway, Inc. “B” *	3,891	1,092,593
Insurance 2.8%
Aflac, Inc.	1,682	99,944
Allstate Corp.	774	93,267
American International Group, Inc.	2,266	117,265
Aon PLC “A”	590	164,763
Arthur J. Gallagher & Co.	587	106,582
Assurant, Inc.	158	25,041
Brown & Brown, Inc.	649	40,913
Chubb Ltd.	1,215	229,696
Cincinnati Financial Corp.	433	41,984
Everest Re Group Ltd.	111	29,865
Globe Life, Inc.	254	24,686
Hartford Financial Services Group, Inc.	956	61,480
Lincoln National Corp.	466	21,464
Loews Corp.	558	30,863
Marsh & McLennan Companies, Inc.	1,391	224,466
MetLife, Inc.	1,943	124,993
Principal Financial Group, Inc.	659	49,267
Progressive Corp.	1,661	203,722
Prudential Financial, Inc.	1,051	100,633
Travelers Companies, Inc.	664	107,329
W.R. Berkley Corp.	582	37,714
Willis Towers Watson PLC	306	63,290
		1,999,227
Health Care 16.8%
Biotechnology 3.4%
AbbVie, Inc.	6,539	879,234
Amgen, Inc.	2,005	481,802
Biogen, Inc.*	551	107,654
Gilead Sciences, Inc.	4,739	300,784
Incyte Corp.*	684	48,174
Moderna, Inc.*	1,257	166,263
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	17

	Shares	Value ($)
Regeneron Pharmaceuticals, Inc.*	398	231,262
Vertex Pharmaceuticals, Inc.*	880	247,949
		2,463,122
Health Care Equipment & Supplies 3.4%
Abbott Laboratories	5,093	522,796
ABIOMED, Inc.*	127	32,929
Align Technology, Inc.*	201	48,984
Baxter International, Inc.	1,460	83,892
Becton, Dickinson & Co.	808	203,955
Boston Scientific Corp.*	4,158	167,609
DENTSPLY SIRONA, Inc.	593	19,433
DexCom, Inc.*	1,086	89,280
Edwards Lifesciences Corp.*	1,753	157,945
Hologic, Inc.*	713	48,170
IDEXX Laboratories, Inc.*	232	80,648
Intuitive Surgical, Inc.*	1,034	212,735
Medtronic PLC	3,960	348,163
ResMed, Inc.	421	92,586
STERIS PLC	281	56,588
Stryker Corp.	929	190,631
Teleflex, Inc.	129	29,187
The Cooper Companies, Inc.	138	39,667
Zimmer Biomet Holdings, Inc.	583	61,985
		2,487,183
Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	281	41,183
Cardinal Health, Inc.	503	35,572
Centene Corp.*	1,099	98,624
Cigna Corp.	590	167,236
CVS Health Corp.	2,407	236,247
Elevance Health, Inc.	455	220,725
HCA Healthcare, Inc.	425	84,095
Humana, Inc.	239	115,146
Laboratory Corp. of America Holdings	171	38,521
McKesson Corp.	269	98,723
Molina Healthcare, Inc.*	109	36,773
Quest Diagnostics, Inc.	214	26,816
UnitedHealth Group, Inc.	1,699	882,342
		2,082,003
The accompanying notes are an integral part of the financial statements.

18	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	673	86,312
Bio-Rad Laboratories, Inc. “A” *	49	23,767
Bio-Techne Corp.	84	27,872
Charles River Laboratories International, Inc.*	112	22,988
Danaher Corp.	1,473	397,577
Illumina, Inc.*	348	70,171
IQVIA Holdings, Inc.*	423	89,955
Mettler-Toledo International, Inc.*	52	63,048
PerkinElmer, Inc.	284	38,357
Thermo Fisher Scientific, Inc.	852	464,613
Waters Corp.*	130	38,818
West Pharmaceutical Services, Inc.	163	48,361
		1,371,839
Pharmaceuticals 5.2%
Bristol-Myers Squibb Co.	5,920	399,067
Catalent, Inc.*	494	43,472
Eli Lilly & Co.	2,147	646,741
Johnson & Johnson	7,269	1,172,780
Merck & Co., Inc.	6,894	588,472
Organon & Co.	688	19,629
Pfizer, Inc.	15,352	694,371
Viatris, Inc.	3,211	30,665
Zoetis, Inc.	1,218	190,653
		3,785,850
Industrials 6.1%
Aerospace & Defense 2.7%
Boeing Co.*	1,903	304,956
General Dynamics Corp.	788	180,397
Howmet Aerospace, Inc.	1,298	45,988
Huntington Ingalls Industries, Inc.	139	32,006
L3Harris Technologies, Inc.	669	152,659
Lockheed Martin Corp.	828	347,851
Northrop Grumman Corp.	510	243,775
Raytheon Technologies Corp.	5,152	462,392
Textron, Inc.	708	44,165
TransDigm Group, Inc.	171	102,667
		1,916,856
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	19

	Shares	Value ($)
Airlines 0.3%
Alaska Air Group, Inc.*	598	26,049
American Airlines Group, Inc.*	3,458	44,919
Delta Air Lines, Inc.*	2,084	64,750
Southwest Airlines Co.*	1,565	57,436
United Airlines Holdings, Inc.*	1,297	45,408
		238,562
Electrical Equipment 1.0%
AMETEK, Inc.	981	117,877
Eaton Corp. PLC	1,697	231,878
Emerson Electric Co.	2,525	206,393
Generac Holdings, Inc.*	269	59,290
Rockwell Automation, Inc.	505	119,655
		735,093
Industrial Conglomerates 1.2%
3M Co.	1,771	220,224
General Electric Co.	3,376	247,933
Honeywell International, Inc.	2,156	408,239
		876,396
Road & Rail 0.9%
CSX Corp.	4,761	150,686
J.B. Hunt Transport Services, Inc.	180	31,324
Norfolk Southern Corp.	520	126,428
Old Dominion Freight Line, Inc.	189	51,296
Union Pacific Corp.	1,299	291,638
		651,372
Information Technology 23.5%
Communications Equipment 0.8%
Arista Networks, Inc.*	492	58,981
Cisco Systems, Inc.	9,545	426,852
F5, Inc.*	136	21,360
Juniper Networks, Inc.	730	20,747
Motorola Solutions, Inc.	377	91,766
		619,706
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp. “A”	1,250	91,912
CDW Corp.	285	48,650
Corning, Inc.	1,591	54,603
The accompanying notes are an integral part of the financial statements.

20	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Keysight Technologies, Inc.*	382	62,606
TE Connectivity Ltd.	648	81,784
Teledyne Technologies, Inc.*	94	34,626
Trimble, Inc.*	499	31,562
Zebra Technologies Corp. “A” *	105	31,672
		437,415
IT Services 4.4%
Accenture PLC “A”	1,403	404,709
Akamai Technologies, Inc.*	381	34,397
Automatic Data Processing, Inc.	915	223,635
Broadridge Financial Solutions, Inc.	272	46,558
Cognizant Technology Solutions Corp. “A”	1,158	73,151
EPAM Systems, Inc.*	134	57,151
Fidelity National Information Services, Inc.	1,318	120,426
Fiserv, Inc.*	1,282	129,726
FleetCor Technologies, Inc.*	187	39,743
Gartner, Inc.*	186	53,069
Global Payments, Inc.	608	75,532
International Business Machines Corp.	1,999	256,772
Jack Henry & Associates, Inc.	171	32,866
Mastercard, Inc. “A”	1,903	617,276
Paychex, Inc.	702	86,585
PayPal Holdings, Inc.*	2,504	233,974
VeriSign, Inc.*	213	38,813
Visa, Inc. “A”	3,444	684,357
		3,208,740
Semiconductors & Semiconductor Equipment 3.9%
Advanced Micro Devices, Inc.*	2,657	225,500
Analog Devices, Inc.	882	133,649
Applied Materials, Inc.	1,452	136,590
Broadcom, Inc.	681	339,894
Enphase Energy, Inc.*	225	64,449
Intel Corp.	6,746	215,332
KLA Corp.	244	83,968
Lam Research Corp.	223	97,654
Microchip Technology, Inc.	924	60,291
Micron Technology, Inc.	1,838	103,902
Monolithic Power Systems, Inc.	71	32,176
NVIDIA Corp.	4,107	619,910
NXP Semiconductors NV	439	72,251
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	21

	Shares	Value ($)
ON Semiconductor Corp.*	713	49,033
QUALCOMM, Inc.	1,873	247,742
Skyworks Solutions, Inc.	248	24,440
SolarEdge Technologies, Inc.*	93	25,665
Teradyne, Inc.	249	21,075
Texas Instruments, Inc.	1,476	243,850
		2,797,371
Software 7.6%
Adobe, Inc.*	896	334,602
ANSYS, Inc.*	163	40,473
Autodesk, Inc.*	384	77,468
Cadence Design Systems, Inc.*	510	88,623
Citrix Systems, Inc.	254	26,104
Fortinet, Inc.*	1,263	61,495
Intuit, Inc.	516	222,798
Microsoft Corp.	14,121	3,692,218
NortonLifeLock, Inc.	1,132	25,572
Oracle Corp.	2,960	219,484
Paycom Software, Inc.*	88	30,906
PTC, Inc.*	201	23,093
Roper Technologies, Inc.	198	79,711
Salesforce, Inc.*	1,779	277,737
ServiceNow, Inc.*	365	158,636
Synopsys, Inc.*	297	102,768
Tyler Technologies, Inc.*	74	27,492
		5,489,180
Technology Hardware, Storage & Peripherals 6.2%
Apple, Inc.	27,500	4,323,550
Hewlett Packard Enterprise Co.	2,428	33,021
HP, Inc.	1,909	54,807
NetApp, Inc.	411	29,646
Seagate Technology Holdings PLC	350	23,436
Western Digital Corp.*	551	23,285
		4,487,745
Real Estate 3.3%
Equity Real Estate Investment Trusts (REITs) 3.2%
Alexandria Real Estate Equities, Inc.	360	55,224
American Tower Corp.	1,168	296,730
AvalonBay Communities, Inc.	358	71,926
The accompanying notes are an integral part of the financial statements.

22	|	DWS Equity Sector Strategy Fund

	Shares	Value ($)
Boston Properties, Inc.	358	28,436
Camden Property Trust	271	34,826
Crown Castle International Corp.	1,087	185,692
Digital Realty Trust, Inc.	706	87,283
Duke Realty Corp.	947	55,731
Equinix, Inc.	226	148,566
Equity Residential	886	64,837
Essex Property Trust, Inc.	166	44,000
Extra Space Storage, Inc.	334	66,376
Healthpeak Properties, Inc.	1,357	35,621
Host Hotels & Resorts, Inc.	1,812	32,199
Iron Mountain, Inc.	733	38,563
Kimco Realty Corp.	1,518	31,999
Mid-America Apartment Communities, Inc.	290	48,044
Prologis, Inc.	1,827	227,480
Public Storage	387	128,031
Realty Income Corp.	1,498	102,283
Regency Centers Corp.	384	23,363
SBA Communications Corp.	266	86,517
Simon Property Group, Inc.	823	83,930
UDR, Inc.	718	32,217
Ventas, Inc.	967	46,281
VICI Properties, Inc.	2,414	79,638
Welltower, Inc.	1,082	82,935
Weyerhaeuser Co.	1,795	61,317
		2,280,045
Real Estate Management & Development 0.1%
CBRE Group, Inc. “A” *	1,184	93,489
Utilities 3.8%
Electric Utilities 2.5%
Alliant Energy Corp.	691	42,179
American Electric Power Co., Inc.	1,407	140,981
Constellation Energy Corp.	920	75,063
Duke Energy Corp.	2,101	224,618
Edison International	1,036	70,210
Entergy Corp.	547	63,069
Evergy, Inc.	622	42,626
Eversource Energy	946	84,847
Exelon Corp.	2,696	118,381
FirstEnergy Corp.	1,564	61,856
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	23

	Shares	Value ($)
NextEra Energy, Inc.	5,369	456,687
NRG Energy, Inc.	649	26,791
PPL Corp.	2,025	58,887
Southern Co.	2,922	225,198
Xcel Energy, Inc.	1,426	105,880
		1,797,273
Gas Utilities 0.0%
Atmos Energy Corp.	296	33,561
Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	1,408	35,834
Multi-Utilities 1.2%
Ameren Corp.	718	66,501
CenterPoint Energy, Inc.	1,776	55,997
CMS Energy Corp.	820	55,383
Consolidated Edison, Inc.	997	97,447
Dominion Energy, Inc.	2,299	188,058
DTE Energy Co.	545	71,035
NiSource, Inc.	1,139	33,612
Public Service Enterprise Group, Inc.	1,408	90,619
Sempra Energy	850	140,224
WEC Energy Group, Inc.	854	88,082
		886,958
Total Common Stocks (Cost $71,676,775)		63,324,510
Exchange-Traded Funds 3.2%
Energy Select Sector SPDR Fund (Cost $2,077,353)	29,000	2,334,500
Cash Equivalents 9.6%
DWS Central Cash Management Government Fund, 2.09% (a) (Cost $6,900,694)	6,900,694	6,900,694

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $80,654,822)	100.2	72,559,704
Other Assets and Liabilities, Net	(0.2)	(124,437)
Net Assets	100.0	72,435,267
The accompanying notes are an integral part of the financial statements.

24	|	DWS Equity Sector Strategy Fund

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2022 are as follows:
Value ($) at 8/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2022	Value ($) at 8/31/2022
Cash Equivalents 9.6%
DWS Central Cash Management Government Fund, 2.09% (a)
2,778,020	17,792,607	13,669,933	—	—	23,137	—	6,900,694	6,900,694

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor’s Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$63,324,510	$—	$—	$63,324,510
Exchange-Traded Funds	2,334,500	—	—	2,334,500
Short-Term Investments	6,900,694	—	—	6,900,694
Total	$72,559,704	$—	$—	$72,559,704

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	25

Statement of Assets and Liabilities
as of August 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $73,754,128)	$ 65,659,010
Investment in DWS Central Cash Management Government Fund (cost $6,900,694)	6,900,694
Receivable for Fund shares sold	2,020
Dividends receivable	96,217
Interest receivable	11,321
Other assets	16,646
Total assets	72,685,908
Liabilities
Payable for investments purchased	101,057
Payable for Fund shares redeemed	28,241
Accrued Trustees' fees	1,317
Other accrued expenses and payables	120,026
Total liabilities	250,641
Net assets, at value	$72,435,267
Net Assets Consist of
Distributable earnings (loss)	(9,839,025)
Paid-in capital	82,274,292
Net assets, at value	$72,435,267
Net Asset Value
Class A
Net Asset Value and redemption price per share ($29,546,043 ÷ 2,285,923 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.93
Maximum offering price per share (100 ÷ 94.25 of $12.93)	$ 13.72
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($675,653 ÷ 53,284 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)
$ 12.68
Class S
Net Asset Value, offering and redemption price per share ($42,213,571 ÷ 3,252,300 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.98
The accompanying notes are an integral part of the financial statements.

26	|	DWS Equity Sector Strategy Fund

Statement of Operations
for the year ended August 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $231)	$ 1,173,474
Income distributions — DWS Central Cash Management Government Fund	23,137
Total income	1,196,611
Expenses:
Management fee	242,228
Administration fee	80,613
Services to shareholders	150,244
Distribution and service fees	90,109
Custodian fee	12,338
Audit fee	46,182
Legal fees	24,111
Tax fees	7,880
Reports to shareholders	31,133
Registration fees	50,809
Trustees' fees and expenses	5,446
Other	7,128
Total expenses before expense reductions	748,221
Expense reductions	(256,044)
Total expenses after expense reductions	492,177
Net investment income	704,434
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,743,988)
Change in net unrealized appreciation (depreciation) on investments	(9,914,781)
Net gain (loss)	(11,658,769)
Net increase (decrease) in net assets resulting from operations	$ (10,954,335)
The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	27

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 704,434	$ 763,638
Net realized gain (loss)	(1,743,988)	23,363,217
Change in net unrealized appreciation (depreciation)	(9,914,781)	(4,562,053)
Net increase (decrease) in net assets resulting from operations	(10,954,335)	19,564,802
Distributions to shareholders:
Class A	(9,443,677)	(599,295)
Class C	(228,655)	(12,735)
Class S	(13,274,465)	(956,259)
Total distributions	(22,946,797)	(1,568,289)
Fund share transactions:
Proceeds from shares sold	1,923,058	2,764,076
Reinvestment of distributions	22,466,339	1,531,544
Payments for shares redeemed	(9,598,966)	(10,024,675)
Net increase (decrease) in net assets from Fund share transactions	14,790,431	(5,729,055)
Increase (decrease) in net assets	(19,110,701)	12,267,458
Net assets at beginning of period	91,545,968	79,278,510
Net assets at end of period	$72,435,267	$91,545,968

The accompanying notes are an integral part of the financial statements.

28	|	DWS Equity Sector Strategy Fund

Financial Highlights
DWS Equity Sector Strategy Fund — Class A
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$19.81	$16.02	$15.64	$15.88	$15.73
Income (loss) from investment operations:
Net investment income[a]	.11	.14	.18	.34	.28
Net realized and unrealized gain (loss)	(1.91)	3.96	1.43	(.29)	.13
Total from investment operations	(1.80)	4.10	1.61	.05	.41
Less distributions from:
Net investment income	—	(.31)	(1.18)	(.29)	(.26)
Net realized gains	(5.08)	—	(.05)	—	—
Total distributions	(5.08)	(.31)	(1.23)	(.29)	(.26)
Net asset value, end of period	$12.93	$19.81	$16.02	$15.64	$15.88
Total Return (%)[b,c]	(12.92)	25.86[d]	10.44[d]	.56[d]	2.59[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	37	32	33	37
Ratio of expenses before expense reductions (%)	1.02	.81[e]	.86[e]	.87[e]	.83[e]
Ratio of expenses after expense reductions (%)	.73	.76[e]	.71[e]	.69[e]	.70[e]
Ratio of net investment income (%)	.71	.78	1.19	2.24	1.75
Portfolio turnover rate (%)	38	136	63	93	35

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]
The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	29

DWS Equity Sector Strategy Fund — Class C
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$19.65	$15.90	$15.52	$15.75	$15.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.01)	.07	.23	.18
Net realized and unrealized gain (loss)	(1.88)	3.93	1.40	(.28)	.11
Total from investment operations	(1.89)	3.92	1.47	(.05)	.29
Less distributions from:
Net investment income	—	(.17)	(1.04)	(.18)	(.14)
Net realized gains	(5.08)	—	(.05)	—	—
Total distributions	(5.08)	(.17)	(1.09)	(.18)	(.14)
Net asset value, end of period	$12.68	$19.65	$15.90	$15.52	$15.75
Total Return (%)[b,c]	(13.60)	24.84[d]	9.57[d]	(.15)[d]	1.82[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	2
Ratio of expenses before expense reductions (%)	1.91	1.65[e]	1.69[e]	1.65[e]	1.59[e]
Ratio of expenses after expense reductions (%)	1.48	1.58[e]	1.46[e]	1.44[e]	1.45[e]
Ratio of net investment income (loss) (%)	(.04)	(.07)	.44	1.53	1.11
Portfolio turnover rate (%)	38	136	63	93	35

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[e]
The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Equity Sector Strategy Fund

DWS Equity Sector Strategy Fund — Class S
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$19.83	$16.03	$15.66	$15.90	$15.75
Income (loss) from investment operations:
Net investment income[a]	.15	.18	.22	.38	.33
Net realized and unrealized gain (loss)	(1.92)	3.97	1.43	(.29)	.12
Total from investment operations	(1.77)	4.15	1.65	.09	.45
Less distributions from:
Net investment income	—	(.35)	(1.23)	(.33)	(.30)
Net realized gains	(5.08)	—	(.05)	—	—
Total distributions	(5.08)	(.35)	(1.28)	(.33)	(.30)
Net asset value, end of period	$12.98	$19.83	$16.03	$15.66	$15.90
Total Return (%)[b]	(12.73)	26.23[c]	10.66[c]	.82[c]	2.85[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	53	46	46	51
Ratio of expenses before expense reductions (%)	.80	.58[d]	.63[d]	.65[d]	.60[d]
Ratio of expenses after expense reductions (%)	.48	.53[d]	.46[d]	.44[d]	.45[d]
Ratio of net investment income (%)	.96	1.01	1.44	2.50	2.03
Portfolio turnover rate (%)	38	136	63	93	35

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]
The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

DWS Equity Sector Strategy Fund	|	31

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Equity Sector Strategy Fund is a diversified series of Deutsche DWS Asset Allocation Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing

32	|	DWS Equity Sector Strategy Fund

Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

DWS Equity Sector Strategy Fund	|	33

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At August 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $1,096,000, including short-term losses ($993,000) and long-term losses ($103,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At August 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Capital loss carryforwards	$ (1,096,000)
Net unrealized appreciation (depreciation) on investments	$ (8,742,611)
At August 31, 2022, the aggregate cost of investments for federal income tax purposes was $81,302,315. The net unrealized depreciation for all investments based on tax cost was $8,742,611. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $2,492,632 and aggregate

34	|	DWS Equity Sector Strategy Fund

gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $11,235,243.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2022	2021
Distributions from ordinary income*	$ 960,828	$ 1,568,289
Distributions from long-term capital gains	$ 21,985,969	$ —

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended August 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $30,480,422 and $41,968,142, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and

DWS Equity Sector Strategy Fund	|	35

restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee of: (a) 0.10% based on the Fund’s average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.30% on the Fund’s average daily net assets not covered in (a) above.
Accordingly, for the year ended August 31, 2022, the fee pursuant to the Restated Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.291% of the Fund’s average daily net assets.
For the period from September 1, 2021 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.73%
Class C	1.48%
Class S	.48%
For the year ended August 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 99,235
Class C	3,506
Class S	153,303
$ 256,044
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2022, the Administration Fee was $80,613, of which $6,279 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent

36	|	DWS Equity Sector Strategy Fund

functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2022
Class A	$ 22,250	$ 3,685
Class C	1,124	179
Class S	61,226	10,116
	$ 84,600	$ 13,980
In addition, for the year ended August 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 25,821
Class C	1,098
Class S	15,036
$ 41,955
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2022
Class C	$ 6,117	$ 452
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

DWS Equity Sector Strategy Fund	|	37

accounts the firms service. For the year ended August 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2022	Annual Rate
Class A	$ 81,962	$ 12,632.24%
Class C	2,030	383.25%
	$ 83,992	$ 13,015
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2022 aggregated $779.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2022, the CDSC for Class C shares aggregated $18. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,028, of which $453 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks.

38	|	DWS Equity Sector Strategy Fund

The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2022.
E.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	78,190	$ 1,162,250	70,356	$ 1,278,371
Class C	2,111	32,233	1,809	31,296
Class S	47,624	728,575	83,033	1,454,409
		$ 1,923,058		$ 2,764,076
Shares issued to shareholders in reinvestment of distributions
Class A	605,113	$ 9,197,715	34,013	$ 583,669
Class C	14,510	217,507	722	12,359
Class S	856,373	13,051,117	54,549	935,516
		$ 22,466,339		$ 1,531,544
Shares redeemed
Class A	(287,512)	$ (4,267,190)	(228,571)	$ (4,046,676)
Class C	(10,235)	(151,897)	(32,749)	(593,862)
Class S	(333,304)	(5,179,879)	(312,358)	(5,384,137)
		$ (9,598,966)		$ (10,024,675)
Net increase (decrease)
Class A	395,791	$ 6,092,775	(124,202)	$ (2,184,636)
Class C	6,386	97,843	(30,218)	(550,207)
Class S	570,693	8,599,813	(174,776)	(2,994,212)
		$ 14,790,431		$ (5,729,055)

DWS Equity Sector Strategy Fund	|	39

F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

40	|	DWS Equity Sector Strategy Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Asset Allocation Trust and Shareholders of DWS Equity Sector Strategy Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Equity Sector Strategy Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Asset Allocation Trust) (the “Trust” ), including the investment portfolio, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Asset Allocation Trust) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended August 31, 2018 were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

DWS Equity Sector Strategy Fund	|	41

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 24, 2022

42	|	DWS Equity Sector Strategy Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2022 to August 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Equity Sector Strategy Fund	|	43

Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$908.00	$904.40	$909.00
Expenses Paid per $1,000*	$3.51	$7.10	$2.31
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$1,021.53	$1,017.74	$1,022.79
Expenses Paid per $1,000*	$3.72	$7.53	$2.45

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
DWS Equity Sector Strategy Fund	.73%	1.48%	.48%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
The Fund paid distributions of $5.02 per share from net long-term capital gains during its year ended August 31, 2022.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2022, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $1,321,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

44	|	DWS Equity Sector Strategy Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Equity Sector Strategy Fund’s (formerly DWS Multi-Asset Growth Allocation Fund) (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

DWS Equity Sector Strategy Fund	|	45

throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to

46	|	DWS Equity Sector Strategy Fund

improve performance. The Board noted that effective August 9, 2021, the Fund’s strategy changed from a multi-asset growth allocation strategy to an equity sector allocation strategy. The Board also noted certain changes in the Fund’s portfolio management team that were made effective on August 9, 2021, in connection with the Fund’s strategy change. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Fund fees and Broadridge data provided as of December 31, 2020). The Board noted that, effective July 29, 2019, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in direct investments and that, effective August 9, 2021, DIMA agreed to further reduce the Fund’s contractual management fee by 0.25% on assets invested in direct investments, in connection with the Fund’s strategy change. Based on information previously provided to the Board, the Board noted that the Fund’s reduced contractual management fee in connection with the Fund’s strategy change was expected to be in the 1st quartile of the Fund’s new expense group. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Fund expenses and Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also noted that DIMA agreed to lower the expense limitations in connection with the Fund’s strategy change and that information previously provided to the Board indicated that the new expense limitations were expected to be in the 1st quartile of the Fund’s new expense universe. The Board considered the

DWS Equity Sector Strategy Fund	|	47

Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for

48	|	DWS Equity Sector Strategy Fund

administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Equity Sector Strategy Fund	|	49

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—

50	|	DWS Equity Sector Strategy Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		70	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		70	—

DWS Equity Sector Strategy Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

52	|	DWS Equity Sector Strategy Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—

DWS Equity Sector Strategy Fund	|	53

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

54	|	DWS Equity Sector Strategy Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Equity Sector Strategy Fund	|	55

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

56	|	DWS Equity Sector Strategy Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SUPAX	SUPCX	SPGRX
CUSIP Number	25158W 783	25158W 817	25158W 825
Fund Number	482	782	2082

DWS Equity Sector Strategy Fund	|	57

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DESSF-2
(R-84979-2 10/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Equity Sector Strategy Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$46,180	$0	$7,880	$0
2021	$48,611	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$32,448	$0	$40,328
2021	$7,880	$487,049	$0	$494,929

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Sector Strategy Fund, a series of Deutsche DWS Asset Allocation Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/28/2022